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                  DEVELOPMENT, MANUFACTURING AND LICENSE AGREEMENT


This DEVELOPMENT, MANUFACTURING AND LICENSE AGREEMENT (this "AGREEMENT") is entered into as of September 1, 1999 (the "EFFECTIVE DATE") by and between OVERLAND DATA, INC., a California corporation with offices at 8975 Balboa Avenue, San Diego, CA 92123-1599 ("OVERLAND"), and TECMAR TECHNOLOGIES, INC., a Delaware corporation with offices at 1900 Pike Road, Bldg. E, Longmont, CO 80501 ("TECMAR"). Overland and Tecmar are referred to collectively herein as the "PARTIES."

                                       RECITALS

WHEREAS, Overland has developed, and owns intellectual property and proprietary rights in and to a data encoding and decoding channel technology for linear magnetic tape formats; and

WHEREAS, Tecmar has developed and owns certain technology, intellectual property and proprietary rights relating to the Tecmar Travan NS20 drives; and

WHEREAS, Tecmar desires to contribute and/or provide access to its technology, intellectual property and proprietary rights in the Tecmar Travan NS20 drives to facilitate development of a Overland/Tecmar common platform for the next generation Travan tape drive; and

WHEREAS, Overland desires, at its sole cost and expense, to integrate its channel technology with Tecmar's contributed Travan NS20 technology to develop the Overland/Tecmar common platform for the next generation Travan tape drive; and

WHEREAS, each of Overland and Tecmar, after exploring available alternatives, have determined that, in view of the development of an Overland/Tecmar common platform for the next generation Travan tape drive, each party will receive sufficient and appropriate value as a result of a mutual exchange of source code, technology, and license grants under each party's intellectual property rights; and

WHEREAS, each of Overland and Tecmar desire to subcontract the manufacture of such next generation Travan drives to a single third party manufacturer and to purchase and resell such drives from such manufacturer; and

WHEREAS, Overland is willing to grant a license under its channel technology to Tecmar on the terms and conditions set forth in this Agreement.

                                      AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

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1.     DEFINITIONS.  As used in this Agreement:

       "AFFILIATE" of a party means any company that directly or indirectly controls, is controlled by, or is under common control with such party.

       "ASIC" means an application specific integrated circuit.

       "DELIVERABLES" means the technology, information and other items listed in EXHIBIT A pursuant to the Development Program undertaken pursuant to this Agreement.

       "DEVELOPMENT PROGRAM" means the research, development, design, pilot production, validation and manufacturing activities of the Parties pursuant to the Project Schedule commencing on the Effective Date and ending on ***.

       "MILESTONES" means determined significant events during the course of the Project Schedule as set forth in EXHIBIT B.

       "NEXT GENERATION TRAVAN DRIVE" means tape drive(s) whose specification will be developed by the Parties pursuant to the Development Program as set forth in EXHIBIT A and which read and write data onto future generations of Travan (i) GB cartridges or (ii) NS cartridges.

       "NEXT GENERATION TRAVAN VR(2) ASIC" means an ASIC embodying the VR(2) Technology, which is a modification of existing ASIC designs of Overland specifically adapted for incorporation into Next Generation Travan Drives, such ASIC specification(s) to be developed by Overland and set forth in EXHIBIT E for each Next Generation Travan Drive set forth in EXHIBIT A.

       "OTHER FUTURE DRIVES" means tape drive(s): (i) developed in whole or in part by either Party; (ii) using a Travan or other linear recording belt-driven cartridge wherein the tape path resides entirely within such cartridge; (iii) which incorporates a Next Generation Travan VR(2) ASIC or any other ASIC sold by Overland which incorporates Overland IP (as defined in SECTION 4.1).

       "OVERLAND PATENT RIGHTS" means all issued patents and patent applications listed in EXHIBIT C that are pending as of the Effective Date, and all counterparts, continuations, continuations-in-part, divisionals, provisionals or reissues or extensions thereof, and any other patent applications filed by Overland or any Affiliate of Overland before or during the term of this Agreement relating to the VR(2) Technology, including any and all patents issuing therefrom.

       "PROJECT SCHEDULE" means the schedule for the Development Program as set forth in EXHIBIT B.

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       "RESULTS" means any and all inventions, discoveries, technology, trade secrets, ideas, data, processes, methods, and techniques, whether or not patentable, including any improvements or modifications thereof, and all patents, patent applications, trade secrets, and other proprietary rights appurtenant thereto, which are made, created, or reduced to practice in the course of development of the Development Program.

       "TECMAR KNOW-HOW" means all inventions, discoveries, technology, trade secrets, ideas, data, processes, methods, techniques, and any other information Tecmar owns, controls, or has a license to (with the right to sublicense), relating to the Tecmar Travan NS20 drive.

       "TECMAR PATENT RIGHTS" means all issued patents and patent applications listed in EXHIBIT D that are pending as of the Effective Date, and all counterparts, continuations, continuations-in-part, divisionals, provisionals or reissues or extensions thereof, and any other patent applications filed by Tecmar or any Affiliate of Tecmar before or during the term of this Agreement that relate to the Tecmar Travan NS20 drive, including any and all patents issuing therefrom.

       "VR(2) TECHNICAL INFORMATION" means information and know-how provided by Overland relating to VR(2) Technology and the manufacture, engineering and use of the VR(2) Technology, including without limitation the following: manufacturing, engineering and circuit drawings, parts and test specifications, test set drawings, schematics and documents, development documents, systems specifications, quality assurance plans, engineering technical practices, software, training and course materials, vendor listings, and systems engineering applications.

       "VR(2) TECHNOLOGY" means the data encoding and decoding channel technology for linear magnetic tape formats developed by Overland, and includes solid state circuits embodied in semiconductor chips, associated specifications, designs, drawings, data, test qualification, and other documented technical and application information related thereto.

2.     DEVELOPMENT PROGRAM

       2.1 JOINT DEVELOPMENT. Overland and Tecmar agree to use commercially reasonable efforts to conduct and/or have conducted the Development Program with the objective of developing and commencing the manufacture of commercial volumes of each Next Generation Travan Drive set forth in EXHIBIT A in accordance with the Project Schedule set forth in EXHIBIT B. The responsibilities, Milestones and Deliverables of each party in performing the Development Program will be as set forth in the Project Schedule and EXHIBIT B. Each party will furnish to the other party its respective Deliverables and Milestones at such times as set forth in the Project Schedule.

       2.2 MANAGEMENT. Overland, in its sole discretion, will manage any and all activities of any Overland employees relating to the Development Program with the objective of achieving

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the Milestones and Deliverables as specified in the Project Schedule. Tecmar will manage any and all activities of any Tecmar employees relating to the Development Program with the objective of achieving the Milestones and Deliverables as specified in the Project Schedule. Tecmar acknowledges and agrees that (i) Overland, in its sole discretion, will have sole and exclusive management control of the Development Program; (ii) within five (5) business days following execution of this Agreement, Overland, in its sole discretion, will appoint a program manager ("DEVELOPMENT PROGRAM MANAGER") to manage the Development Program; (iii) within five (5) business days following the execution of this Agreement, Tecmar, in its sole discretion, will appoint a program manager ("TECMAR MANAGER") to manage the activities of Tecmar employees related to the Development Program; and (iv) the Tecmar Manager will report directly to the Development Program Manager and use his best efforts to execute the instructions of the Development Program Manager relating to the Development Program. During the term of this Agreement, Tecmar will use its best efforts to timely deliver such documents and information or instructions as the Development Program Manager may reasonably request in order for Overland to perform its obligations pursuant to this Agreement. Upon the reasonable request of the Tecmar Manager, the Development Program Manager, in his reasonable judgment, may deliver such documents or information requested, provided that such documents or information requested by the Tecmar Manager will not be unreasonably withheld.

       2.3 RESOURCES. Within 10 business days following a written request from Overland or as otherwise agreed to by the Parties, Tecmar will make available to Overland or otherwise provide Overland with access to any and all documents, specifications, designs, schematics, manufacturing process instructions, drive testing and performance, and other information relating to the Tecmar Know-How which is deemed necessary in the reasonable discretion of the Development Program Manager to conduct the Development Program. As of the date hereof, Tecmar has provided to Overland sufficient information relating to the qualifications of each of its engineering personnel most familiar with the Tecmar Know-How ("TECMAR ENGINEERS"). The Tecmar Manager, in his reasonable discretion, will assign appropriate Tecmar Engineers as set forth in the Project Schedule ("PROGRAM ENGINEERS") to conduct the Development Program. Each of the Program Engineers will (i) remain Tecmar employees at all times and (ii) conduct significant Development Program activities in the Tecmar facility located in Longmont, Colorado. Overland, in its sole discretion, will assign a sufficient number of its engineers to successfully conduct the Development Program.

       2.4 TERMINATION OF DEVELOPMENT PROGRAM. Notwithstanding anything to the contrary in this Agreement, if (a) prior to or on ***, each of the Milestones of the Project Plan is not successfully completed on or before its scheduled date, or (b) the specification(s) for each of the Next Generation Travan Drives set forth in EXHIBIT A are not completed, in the reasonable discretion of Overland, by ***, then Tecmar acknowledges and agrees that Overland may, in its sole discretion, terminate the Development Program at any such time by delivery of fifteen (15) calendar days prior written notice of termination to Tecmar .

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       2.5    NO GUARANTEE OF SUCCESS.  Tecmar acknowledges and agrees that
Overland does not guarantee, represent or otherwise warrant that the Development Program will be completed successfully, or that any information, know-how and/or technology provided by Overland to conduct the Development Program will enable Overland and/or the Parties to successfully complete and/or deliver any Milestones and/or Deliverables under this Agreement, or that the performance and/or delivery of any Milestones and/or Deliverables under this Agreement will result in the successful development of any commercial product, including any Next Generation Travan Drive. Overland acknowledges and agrees that Tecmar does not guarantee, represent or otherwise warrant that any information, know-how and/or technology provided by Tecmar to conduct the Development Program will enable Tecmar and/or the Parties to successfully complete and/or deliver any Milestones and/or Deliverables under this Agreement or will result in the successful development of any commercial product, including any Next Generation Travan Drive. Each party assumes the risk that the Development Program will not
(i) meet the market expectations, (ii) result in any commercially profitable products or components, or (iii) produce any useful results.

       2.6    EMPLOYEES.    Each party agrees not to offer employment to any
employee of the other party without the prior written approval of the other party during the term of this Agreement and for a period of one (1) year following termination of this Agreement, PROVIDED, HOWEVER, that either party may immediately offer employment to any employee of the other party (i) following any termination of this Agreement for breach of warranty or material breach in accordance with SECTION 9.3; or (ii) upon any termination of employment, layoff or other release of such employee by the other party.

       2.7 SOURCE CODE. Upon execution of this Agreement, Tecmar will promptly deliver to Overland a complete and accurate copy of the firmware source code for its Travan NS20 tape drive ("TECMAR SOURCE CODE"). Upon execution of this Agreement, Overland will promptly deliver to Tecmar a complete and accurate copy of the VHDL source code for its VR(2) switching circuit that selects one of four decoder outputs ("OVERLAND SOURCE CODE"). Tecmar hereby grants to Overland a *** license under the Tecmar Source Code to (i) conduct the Development Program and otherwise practice any technology embodied in the Tecmar Source Code pursuant to this Agreement; (ii) make (or have made), import, use, offer for sale, sell, import, distribute, copy, reproduce, publish, make derivative works, license or otherwise dispose of any portion of the Tecmar Source Code as part of a Next Generation Travan Drive or Other Future Drive; and (iii) sublicense to third-party manufacturers the rights granted to Overland under clauses (i) and (ii), provided that such third party manufacturers agree to be bound by any applicable terms and conditions of this Agreement. Overland hereby grants to Tecmar a *** license under the Overland Source Code to (a) conduct the Development Program and otherwise practice any technology embodied in the Overland Source Code pursuant to this Agreement; (b) make (or have made), import, use, offer for sale, sell, import, distribute, copy, reproduce, publish, make derivative works, license or otherwise dispose of any portion of the Overland Source Code as part of a Next Generation Travan Drive or Other Future Drive; and (c) sublicense to third-party manufacturers the rights granted to Tecmar under clauses (a) and (b), provided that such third

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party manufacturers agree to be bound by any applicable terms and conditions of this Agreement. Each of Overland and Tecmar will be subject to the non-disclosure obligations of SECTION 6.2 with respect to the Tecmar Source Code and the Overland Source Code, respectively.

       2.8 SOURCE CODE LICENSE FEE. Overland will pay to Tecmar a fee of $*** ("SOURCE CODE LICENSE FEE") to obtain a *** license under the Tecmar Source Code. Overland will pay the Source Code License Fee to Tecmar in five equal installments of $*** ("INSTALLMENT PAYMENT"). Each such Installment Payment will be due and payable ***, PROVIDED, HOWEVER, that Overland, in its sole discretion, may pay to Tecmar any remaining amounts of the Source Code License Fee at any time following the Effective Date.

3.     MANUFACTURING

       3.1 SELECTION OF CONTRACT MANUFACTURER. The Parties will negotiate in good faith to jointly agree on and select a contract manufacturer ("CONTRACT MANUFACTURER") to fabricate each Next Generation Travan Drive resulting from a successful completion of the Development Program. The Parties will negotiate in good faith to enter into a supply agreement ("SUPPLY AGREEMENT") with the Contract Manufacturer to manufacture and supply each such Next Generation Travan Drives to each of Overland and Tecmar at the same cost.

       3.2    LICENSES AND TECHNOLOGY TRANSFER.   The Supply Agreement will
include the terms and conditions under which each of Overland and Tecmar will grant licenses to the Contract Manufacturer under the Overland Patent Rights and the Tecmar Patent Rights, respectively, and under the Results, only to the extent any such patent rights and/or Results are needed by the Contract Manufacturer to manufacture and sell such Next Generation Travan Drives solely and exclusively to each of Overland and Tecmar. The Contract Manufacturer will purchase from Overland all of its requirements for Next Generation Travan VR(2) ASICs for incorporation into such Next Generation Travan Drives.

4.     OWNERSHIP AND LICENSE GRANTS

       4.1 OVERLAND OWNERSHIP. All right, title and interest in and to the Overland Patent Rights, VR(2) Technical Information, VR(2) Technology, any and all Results relating to the VR(2) Technical Information or the VR(2) Technology, and any and all intellectual property embodied in the Next Generation Travan VR(2) ASIC ("OVERLAND IP") and any and all inventions, improvements or modifications relating thereto will be solely owned by Overland. Tecmar will at no time acquire or retain, or appropriate for its own use, any right, title or interest in or to any of the Overland IP.
Tecmar will not take any action that might impair in any way any right, title or interest of Overland in or to any of the Overland IP, but will undertake such reasonable efforts and execute and deliver such documents or instructions as Overland may request in order for Overland to perfect, maintain, or enforce any exclusionary rights under such Overland IP.

       4.2 TECMAR OWNERSHIP. All right, title and interest in and to the Tecmar Know-How and Tecmar Patent Rights ("TECMAR IP") and any and all inventions, improvements or

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modifications relating thereto will be solely owned by Tecmar.  Overland will at no time acquire or retain, or appropriate for its own use, any right, title or interest in or to any of the Tecmar IP. Overland will not take any action that might impair in any way any right, title or interest of Tecmar in or to any of the Tecmar IP, but will undertake such reasonable efforts and execute and deliver such documents or instructions as Tecmar may request in order for Tecmar to perfect, maintain, or enforce any exclusionary rights under such Tecmar IP.

       4.3 JOINT OWNERSHIP. Except for such Results relating to the VR(2) Technical Information or the VR(2) Technology, which ownership will remain solely and exclusively in Overland pursuant to SECTION 4.1, all right, title and interest in and to the Results and any and all inventions, improvements or modifications related thereto will be jointly owned by Overland and Tecmar. The Parties acknowledge and agree that (i) each party may, in its sole discretion, dispose of any such right, title and interest in and to the Results and (ii) each party will not take any action that might impair in any way any right, title or interest of the other party in or to any of the Results and any and all inventions, improvements or modifications related thereto. The Parties will confer with each other regarding the prosecution of jointly owned patent applications, and will endeavor to ensure that all such applications are jointly filed before any public disclosure of the discovery or invention claimed by the application. The Parties will share the costs and expenses of prosecuting such patent applications equally and will provide each other with periodic reports regarding the status of such applications. If one party elects not to file or pursue prosecution of a patent application, the other party will have the right to pursue, at its sole cost and expense, such application, and the non-filing party will cooperate in all reasonable respects therewith.

       4.4 LICENSES. Tecmar hereby grants to Overland a *** license under all of the Tecmar IP to (i) conduct the Development Program and otherwise practice the technology embodied in any such Tecmar IP pursuant to this Agreement; (ii) make (or have made), import, use, offer for sale and sell Next Generation Travan Drives and Other Future Drives and any and all components thereof; and (iii) sublicense to third-party manufacturers the rights granted to Overland under clauses (i) and (ii), provided that such third party manufacturers agree to be bound by any applicable terms and conditions of this Agreement. The term of this license will run from ***. Overland hereby grants to Tecmar a *** license under all of the Overland IP
(a) to conduct the Development Program; (b) to make (or have made), import, use, offer for sale and sell Next Generation Travan Drives and Other Future Drives incorporating a Next Generation Travan VR(2) ASIC; and (c) to make (or have made), import, use, offer for sale and sell components of such Next Generation Travan Drive and Other Future Drives, except for such components, singly or in combination, which perform or otherwise provide one or more functions substantially similar to those of a Next Generation Travan VR(2) ASIC. Tecmar acknowledges and agrees that no right or license is granted by Overland under any portion of any Overland IP to (x) make (or have made), import, use, offer for sale or sell Next Generation Travan VR(2) ASICs; or
(y) design, make (or have made), import, use, offer for sale or sell one or more ASICs compatible with a Next Generation Travan VR(2) ASIC; or (z) design, make (or have made), import, use, offer for sale or sell any components or circuitry, singly or in combination,

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which perform or otherwise provide one or more functions substantially similar to those of a Next Generation Travan VR(2) ASIC. Prior to or concurrent with the execution of the Supply Agreement with the Contract Manufacturer, the Parties agree to negotiate in good faith the terms and conditions of an amendment to the TRAVAN-TM- VR(2) ASIC SUPPLY AGREEMENT dated as of June 1, 1999, by and between Overland and Tecmar ("ASIC SUPPLY AGREEMENT") wherein Overland agrees to supply Next Generation Travan VR(2) ASICs required by Tecmar to manufacture and sell Next Generation Travan
Drives and Other Future Drives, PROVIDED, HOWEVER, that the royalty paid by Tecmar for the four channel or one channel Next Generation Travan VR(2) ASIC ***. The term of this license will run from ***. Overland acknowledges and agrees that the license grants of this SECTION 4.4 will not enable Overland to apply the licensed technology to any single cartridge Travan NS20 tape drive or any other tape drive product manufactured by or for and sold by Tecmar as of the Effective Date.

       4.5    RECORDS.  Each party will keep complete and accurate records of
(i) any and all Results and (ii) its research and development projects with respect to the Development Program. Each party will make such records available to the other party upon request, subject to the confidentiality provisions in
ARTICLE 6.

       4.6 FURTHER ASSURANCES. Each party will assist the other party, as the other party may request, in securing the other party's rights as set forth in this Agreement (it being understood that the party requesting such assistance will reimburse the other party for any reasonable out-of-pocket costs incurred by the other party in providing the requested assistance). Without limiting the generality of the foregoing, each party will, at the other party's request, execute and deliver any documents deemed necessary by the other party to effectuate an assignment of rights under this Agreement or to enforce any rights so assigned.

5.     FUNDING

       5.1 DEVELOPMENT FUNDING. Overland, at its sole cost and expense, will provide the entire funding needed to conduct the Development Program. Within ***, Overland will pay, in advance, to Tecmar a fee of $*** per month ("INITIAL ENGINEERING SERVICES FEE") for such month. Within ***, Overland will pay, in advance, to Tecmar a fee of $*** per month ("REMAINING ENGINEERING SERVICES FEE") for such month. In exchange for payment of such Initial and Remaining Engineering Service Fees, the Program Engineers will conduct, perform and deliver any and all engineering and design tasks necessary to conduct the Development Program. Tecmar acknowledges and agrees that it may not subcontract or otherwise delegate any engineering and/or design tasks pursuant to the Development Program, except as approved by the Development Program Manager. Overland will reimburse Tecmar for all of the reasonable costs and expenses Tecmar incurs relating to the Development Program, including any development materials or other reasonable expenses directly related to the Development Program as set forth in EXHIBIT F, provided that (i) Tecmar receives the prior written approval of the Development Program Manager prior to incurring any amounts for such materials or expenses and (ii) the actual incurred amounts do not exceed the approved amounts for such materials or expenses.

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       5.2    MANUFACTURING START-UP FUNDING.   Each of Overland and Tecmar will
equally share the reasonable costs and expenses of manufacturing start-up directly related to the fabrication of any Next Generation Travan Drives by the Contract Manufacturer.

6.     CONFIDENTIALITY

       6.1 CONFIDENTIAL INFORMATION. For purposes of this Agreement, the Deliverables, Overland Know-How, Tecmar Know-How, Project Schedule, Results, VR(2) Technical Information, VR(2) Technology, and any other information and materials that are disclosed by one party to the other party in writing and clearly and conspicuously marked "confidential" or "proprietary" will be considered "Confidential Information" of the disclosing party. Each party will return the other party's Confidential Information, except for the Results which are jointly owned by the Parties, upon the other party's request and, in any event, upon the expiration or termination of this Agreement.

       6.2 NON-USE AND NON-DISCLOSURE. Each party will use the other party's Confidential Information only for the purposes contemplated and permitted by this Agreement. Neither party will disclose the other party's Confidential Information to any third party except as may be required (i) by court order (provided that the party subject to such court order gives prompt written notice thereof to the party whose Confidential Information will be disclosed and cooperates in any motion or action to prevent or limit the required disclosure) and (ii) pursuant to any discovery obligations in litigation provided that a mutually agreeable protective order has been entered by the court. Each party further agrees to protect the other party's Confidential Information from unauthorized use or disclosure in the same manner as it protects its own similar Confidential Information (but in no event with less than reasonable care), and to limit access to the other party's Confidential Information to only those of its employees and agents who need such access for purposes contemplated by this Agreement. However, the obligations in this SECTION 6.2 will not apply to any information which is (a) presently publicly available, except as disclosed in violation of this Agreement; or (b) lawfully received by any party from a third party who is or who was not bound in a confidential relationship to the other party; or (c) already properly and lawfully in possession of any party prior to the date of this Agreement or the date of its disclosure, or information known by any party prior hereto or which any party acquires during the term of this Agreement by reason of its other business activities, regardless of its incorporation into confidential information of the type described above; or (d) required by law or governmental regulation or necessary for the purpose of enforcement of this Agreement.

       6.3 TERMS OF THIS AGREEMENT. Neither party will disclose the terms of this Agreement to any third party other than its attorneys and accountants without the other party's prior written consent except (a) as may be required by law, (b) pursuant to any applicable Securities and Exchange Commission ("SEC") or other foreign governmental securities regulatory entity filing rules, regulations and/or requirements or (c) in connection with a proposed sale of such party's business (whether by merger, sale of assets, sale of stock or otherwise), provided that appropriate confidentiality agreements are signed by the firms or

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persons reviewing this Agreement.  If a party, pursuant to 6.3 (b) above, desires to so disclose any term of this Agreement, the disclosing party (x) will provide 15 days written notice to the other party of its intent to disclose and (y) will make application to the SEC or other foreign governmental securities regulatory entity for confidential treatment, as applicable, of certain portions of the Agreement as agreed to by the parties unless the disclosing party provides a written opinion of counsel addressed to the other party that disclosure of such certain portions is mandatory under applicable SEC or foreign governmental securities regulatory entity rules and regulations and that filing of such a request for confidential treatment would be improper. However, the Parties may disclose information referring to the existence of this Agreement and that it relates to the development of a Next Generation Travan Drive.

7.     REPRESENTATIONS AND WARRANTIES

       7.1    ***

       7.2 BY OVERLAND. Provided that ***, Overland represents and warrants to Tecmar that:

              (a) the execution, delivery and performance of this Agreement by Overland have been duly authorized by all corporate action on the part of Overland;

              (b) Overland has full right, power and authority to enter into and perform its obligations under this Agreement and to grant the licenses to Tecmar in this Agreement, and the execution, performance and operation of this Agreement do not and will not violate, conflict with, or result in a breach of any order to which Overland is subject or agreement to which Overland is a party;

              (c) EXHIBIT C contains a complete and accurate list of the Overland Patent Rights as of the Effective Date; and
              (d) except as provided in SECTION 7.1, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person is required on the part of Overland in connection with the execution, delivery and performance of this Agreement.

       7.3 BY TECMAR. Provided that ***, Tecmar represents and warrants to Overland that:

              (a) the execution, delivery and performance of this Agreement by Tecmar have been duly authorized by all corporate action on the part of Tecmar;
              (b) Tecmar has full right, power and authority to enter into and perform its obligations under this Agreement and to grant the licenses to Overland in this Agreement, and the execution, performance and operation of this Agreement do not and will not violate, conflict with, or result in a breach of any order to which Tecmar is subject or agreement to which Tecmar is a party;

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                                               CONFIDENTIAL TREATMENT REQUESTED

              (c) any and all information provided by Tecmar relating to the Tecmar Engineers is complete, accurate and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;
              (d) to the best of Tecmar's knowledge after inquiry, none of the Program Engineers has any plans to terminate employment with Tecmar as of the Effective Date; and
              (e) except as provided in SECTION 7.1, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person is required on the part of Tecmar in connection with the execution, delivery and performance of this Agreement.

8.     INDEMNIFICATION

       8.1 BY OVERLAND. Overland will indemnify and hold harmless Tecmar and its directors, officers, employees, agents, successors and assigns from and against any and all liability, damages, losses, claims, demands, actions, judgments, costs, attorneys' fees, disbursements and expenses incurred in connection with any action, claim or demand against Tecmar (i) based upon or arising from an allegation that the use, offer for sale or sale by Tecmar of a Next Generation Travan VR(2) ASIC as a component of a Next Generation Travan Drive developed pursuant to this Agreement (except to the extent attributable to the Tecmar Know-How and Tecmar Patent Rights furnished to Overland by Tecmar) infringes upon or misappropriates any patent, copyright, trade secret, or other proprietary right of a third party, or (ii) by reason of injury to or death of any person or damage to or destruction of property arising out of or resulting from the negligent, reckless or willful acts or omissions of Overland, its employees, subcontractors or agents in the use, offer for sale or sale of a Next Generation Travan VR(2) ASIC as a component of a Next Generation Travan Drive. Overland will not be responsible for any such losses, damages, liabilities, claims, actions, judgments, costs, demands, attorneys' fees, disbursements and expenses caused by the sole negligence or willful misconduct of Tecmar, its directors, officers or employees. If an action, claim or demand is filed against Tecmar for which Overland is to be responsible under this provision, Tecmar will promptly notify Overland in writing of such action, claim or demand. Upon receipt of such notice from Tecmar, if Overland acknowledges in writing to Tecmar that Overland is obligated to indemnify Tecmar under the terms of this SECTION 8.1 in connection with such action, claim or demand, then Overland will be entitled, if it so elects, to take control of the defense and investigation of such action, claim or demand and to employ and engage attorneys of its own choice to handle and defend the same at Overland's sole cost, risk and expense and Tecmar will thereafter cooperate in all reasonable respects with Overland and its attorneys in the investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Tecmar may also, through independent counsel and at its own cost, participate in such investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Overland may effect no

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                                               CONFIDENTIAL TREATMENT REQUESTED

settlement without the prior written approval of Tecmar, which approval will not be unreasonably withheld.

       8.2 BY TECMAR. Tecmar will indemnify and hold harmless Overland and its directors, officers, employees, agents, successors and assigns from and against any and all liability, damages, losses, claims, demands, actions, judgments, costs, attorneys' fees, disbursements and expenses incurred in connection with any action, claim or demand against Overland (i) based upon or arising from an allegation that the making, having made, using, offering for sale or selling by Overland of a Next Generation Travan Drive developed pursuant to this Agreement (except to the extent attributable solely and exclusively to the Overland Know-How and Overland Patent Rights furnished to Tecmar by Overland) infringes upon or misappropriates any patent, copyright, trade secret, or other proprietary right of a third party, or (ii) by reason of losses, injury to or death of any person or damage to or destruction of property arising out of or resulting from any sales or use of the Travan NS 40 drive, or the negligent, reckless or willful acts or omissions of Tecmar, its employees, subcontractors or agents in the use, offer for sale or sale of the Next Generation Travan Drive. Tecmar will not be responsible for any such losses, damages, liabilities, claims, actions, judgments, costs, demands, attorneys' fees, disbursements and expenses caused by the sole negligence or willful misconduct of Overland, its directors, officers or employees. If an action, claim or demand is filed against Overland for which Tecmar is to be responsible under this provision, Overland will promptly notify Tecmar in writing of such action, claim or demand. Upon receipt of such notice from Overland, if Tecmar acknowledges in writing to Overland that Tecmar is obligated to indemnify Overland under the terms of this SECTION 8.2 in connection with such action, claim or demand, then Tecmar will be entitled, if it so elects, to take control of the defense and investigation of such action, claim or demand and to employ and engage attorneys of its own choice to handle and defend the same at Tecmar's sole cost, risk and expense and Overland will thereafter cooperate in all reasonable respects with Tecmar and its attorneys in the investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Overland may also, through independent counsel and at its own cost, participate in such investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. Tecmar may effect no settlement without the prior written approval of Overland, which approval will not be unreasonably withheld.

       8.3 MUTUAL INDEMNITY. Each party ("INDEMNIFYING PARTY") will indemnify and hold harmless the other party ("INDEMNIFIED PARTY") and its directors, officers, employees, agents, successors and assigns from and against any and all liability, damages, losses, claims, demands, actions, judgments, costs, attorneys' fees, disbursements and expenses incurred in connection with any action, claim or demand against the Indemnified Party (i) based upon or arising from an allegation that the making, having made, using, offering for sale or selling by the Indemnifying Party of an Other Future Drive developed pursuant to this Agreement which is not made, used, offered for sale or sold by the Indemnified Party infringes upon or misappropriates any patent, copyright, trade secret, or other proprietary right of a third party, or (ii) by reason of losses, injury to or death of any person or damage to or destruction of property arising out of or resulting from any sales or use of such Other Future Drive, or the negligent, reckless or willful acts or omissions

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                                               CONFIDENTIAL TREATMENT REQUESTED

of the Indemnifying Party, its employees, subcontractors or agents in the use, offer for sale or sale of such Other Future Drive. If an action, claim or demand is filed against the Indemnified Party for which the Indemnifying Party is to be responsible under this provision, the Indemnified Party will promptly notify the Indemnifying Party in writing of such action, claim or demand. The Indemnifying Party will take control of the defense and investigation of such action, claim or demand and employ and engage attorneys of its own choice to handle and defend the same at its sole cost, risk and expense and the Indemnified Party will thereafter cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such action, claim or demand and any appeal arising therefrom at the sole cost and expense of the Indemnifying Party. The Indemnified Party may also, through independent counsel and at its own cost, participate in such investigation, trial and defense of such action, claim or demand and any appeal arising therefrom. The Indemnifying Partymay effect no settlement without the prior written approval of the Indemnified Party, which approval will not be unreasonably withheld.

       8.4 DISCLAIMER OF OVERLAND WARRANTIES AND LIMITED LIABILITY. OVERLAND SPECIFICALLY DISCLAIMS ALL WARRANTIES EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RESULTS, DELIVERABLES, NEXT GENERATION TRAVAN VR(2) ASIC, AND NEXT GENERATION TRAVAN DRIVES AND ANY PARTICULAR APPLICATION OR USE OF THE RESULTS, DELIVERABLES, NEXT GENERATION TRAVAN VR(2) ASIC, AND NEXT GENERATION TRAVAN DRIVES. IN NO EVENT SHALL OVERLAND BE LIABLE FOR ANY LOSS OR PROFIT OR ANY OTHER COMMERCIAL DAMAGE, INCLUDING BUT NOT LIMITED TO SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES. THE AMOUNTS OF COSTS AND DAMAGES PAID BY OVERLAND WILL NOT EXCEED $***.

       8.5 DISCLAIMER OF TECMAR WARRANTIES AND LIMITED LIABILITY. TECMAR SPECIFICALLY DISCLAIMS ALL WARRANTIES EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RESULTS, DELIVERABLES, AND NEXT GENERATION TRAVAN DRIVES AND ANY PARTICULAR APPLICATION OR USE OF THE RESULTS, DELIVERABLES AND NEXT GENERATION TRAVAN DRIVES. IN NO EVENT SHALL TECMAR BE LIABLE FOR ANY LOSS OR PROFIT OR ANY OTHER COMMERCIAL DAMAGE, INCLUDING BUT NOT LIMITED TO SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES. THE AMOUNTS OF COSTS AND DAMAGES PAID BY TECMAR WILL NOT EXCEED $***.

       8.6 LIABILITY FOR INJURIES TO PERSONNEL. Each party will be solely responsible for, and will indemnify and hold harmless the other party against, all claims, losses, litigation, damages, and expenses resulting from injuries to or the death of any of its personnel occurring

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                                               CONFIDENTIAL TREATMENT REQUESTED

while any such person is traveling to or from any of the other party's facilities, or is otherwise engaged in activities incident to this Agreement.

       8.7    REMEDIES.   The indemnities of this ARTICLE 8 are not exclusive
and the aggrieved party will in all events be entitled to seek whatever additional remedies may be available at law or in equity.

       8.8 SURVIVAL. The provisions of this ARTICLE 8 will survive any termination, cancellation or expiration of this Agreement without limitation.

9.     TERM AND TERMINATION

       9.1 TERM. The term of this Agreement will begin on the Effective Date and, unless earlier terminated pursuant to SECTION 9.2, will expire upon the expiration of the license granted to Tecmar in SECTION 4.4. Any extension of the term of this Agreement must be made by written agreement of the Parties.

       9.2 TERMINATION RIGHTS. Each party may terminate this Agreement, effective immediately upon written notice to the other party, if the other party has failed to perform any material obligation under this Agreement or to cure any other material breach of this Agreement within *** after receiving written notice of such material nonperformance or material breach from the terminating party. After November 30, 1999, either party may terminate this Agreement without cause by providing written notice to the other party and such termination without cause will take effect thirty (30) days following the date of the other party's receipt of such notice of termination without cause. In addition, Overland may terminate this Agreement pursuant to SECTION 2.4.

       9.3 EFFECTS OF TERMINATION. Upon any termination of this Agreement pursuant to SECTION 2.4 or any termination without cause pursuant to SECTION 9.2, then (a) all licenses granted under SECTION 4.4 will terminate; (b) the Parties will cooperate to the extent needed to obtain appropriate intellectual property protection for any Results achieved upon such termination; (c) the Program Engineers will return to their normal duties and responsibilities at Tecmar; and (d) each party will promptly return to the other party such party's Confidential Information. Upon any termination for breach of warranty under
SECTION 7.3 or material breach under SECTION 9.2 by Tecmar, (i) Tecmar will reimburse Overland for all reasonable costs and expenses incurred by Overland during the period of time from the Effective Date until such termination date;
(ii) the license granted to Tecmar by Overland pursuant to SECTION 4.4 will immediately terminate; (iii) the licenses granted to Overland by Tecmar pursuant to SECTION 4.4 will survive; and (iv) each party will promptly return to the other party such party's Confidential Information. Upon any termination for breach of warranty under SECTION 7.2 or material breach under SECTION 9.2 by Overland, (x) the license granted to Overland by Tecmar pursuant to SECTION 4.4 will immediately terminate; (y) each party will promptly return to the other party such party's Confidential Information; and (z) Overland agrees to negotiate in good faith the terms and conditions under which it will supply Next Generation Travan VR(2) ASICs required by Tecmar to

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                                               CONFIDENTIAL TREATMENT REQUESTED

complete the Development Program, and to manufacture, have manufactured or sell Next Generation Travan Drives and Other Future Drives (but not to manufacture, have manufactured or separately sell any Next Generation Travan VR(2) ASIC's) and, only to the extent necessary to integrate such Next Generation Travan VR(2) ASICs provided by Overland into a Next Generation Travan Drive and Other Future Drive, the licenses granted to Tecmar by Overland pursuant to SECTION 4.4 will survive.

       9.4    SURVIVAL.  Sections 4.1, 4.2, 4.3, 4.5, 4.6, ARTICLE 6, ARTICLE 7,
ARTICLE 8, SECTION 9.3, ARTICLE 10 and the licenses granted pursuant to SECTION
2.7 will survive the expiration or termination of this Agreement.

10.    GENERAL

       10.1 PUBLICITY. Each party will obtain the other party's prior approval (which will not be unreasonably withheld) of any press release or public announcement referring to this Agreement or the relationship between the Parties formed by this Agreement. Failure to provide such prior approval within fifteen (15) days of submission of any press release or public announcement shall be deemed approval to publish such release or announcement.

       10.2   [RESERVED].

       10.3 NOTICE. During the term of this Agreement, each party will promptly notify the other party if it (or any of its Affiliates) files any patent application regarding any of the jointly owned intellectual property as set forth in SECTION 4.3, and upon the other party's request, it will disclose the contents of any such application to the other party, subject to the confidentiality provisions of ARTICLE 6. Each party will also notify the other party upon the issuance of a patent pursuant to any such application.

       10.4 RELATIONSHIP OF PARTIES. Overland and Tecmar are independent contractors. This Agreement will not be deemed to create a partnership or joint venture between the Parties. Except as expressly provided in this Agreement, neither party has the authority to act on behalf of or bind the other party.

       10.5   NOTICES AND CONSENTS.   All notices and consents required or
permitted under this Agreement must be in writing and will be effective when delivered (by personal delivery, postage-prepaid U.S. mail, or private courier) to the appropriate party at the address set forth at the top of this Agreement. Each party may change its address for receipt of notices by giving notice of the new address to the other party.

       10.6 GOVERNING LAW AND VENUE. This Agreement will be governed solely and exclusively by the laws of the State of California without regard to conflict of laws principles.

       10.7 DISPUTE RESOLUTION. All disputed, controversies, or claims arising out of, relating to or in connection with this contract, including the determination of the scope of the agreement

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to mediate, or between the Parties, will be settled initially through non-binding mediation. Within five (5) business days of the receipt of a notice to mediate from one of the parties to the other party, the Parties will jointly select a neutral mediator to resolve such dispute. Immediately following the selection of the mediator, each of the Parties agrees to promptly meet with the mediator and to use good faith efforts to execute any instructions and/or directions from the mediator to resolve such dispute. If the Parties fail (i) to jointly select a neutral mediator within five (5) business days of the receipt of a notice to mediate or (ii) to resolve such dispute under the direction of the mediator within 30 calendar days of receipt of the notice to mediate, then the Parties agree that all disputes, controversies, or claims arising out of, relating to or in connection with this contract, including the determination of the scope of the agreement to arbitrate, or between the Parties, will be finally settled by mandatory arbitration in accordance with the Expedited Procedures of the Commercial Arbitration Rules ("RULES") of the American Arbitration Association ("AAA"), applicable at the time of submission of the dispute to arbitration. The arbitration will take place in San Diego, California at the offices of the AAA. The dispute will be resolved by a single arbitrator appointed by the AAA in accordance with the list procedure described in Paragraph 13 of the Rules, except that the AAA will transmit the list within ten days of the filing of the Demand for Arbitration, and the Parties will have five days to return the list to the AAA with their objections and preferences. Nothing herein will prevent a party, prior to appointment of the arbitrator, from making application to any court of competent jurisdiction, for any provisional remedy available at law or in equity. Such application for relief will not constitute a waiver of this agreement to arbitrate. Upon appointment, the arbitrator will have exclusive authority to order provisional or interim relief, except that any relief ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction. The Parties waive objection to venue and consent to the personal jurisdiction of the federal courts of San Diego, California in any action to enforce this agreement to arbitrate or any order or award of the arbitrator, or for the provisional or interim remedies provided for in this Agreement. Discovery will be limited to written requests for the production of specific documents. The period for requesting documents will be 60 days commencing upon the day that the answer is due under the Rules. The responding party will have 30 days to produce the requested documents by sending copies to the requesting party or its representative via a recognized international courier service. The Parties will also voluntarily produce all documents that they intend to use at the arbitration hearing and a list of intended witnesses before the close of discovery subject to supplementation for purposes of rebuttal or good cause shown. The Parties waive any right to seek any discovery not provided for i this Agreement irrespective of whether the laws of any country provide for different or additional discovery in international arbitration. The arbitrator will hold a pre-hearing conference within three days of the close of discovery and will schedule and hold the final hearing within 30 days of the close of discovery. In any arbitration proceeding pursuant to this Agreement, each party will bear the expenses of its witnesses. All other costs of arbitration, including, without limitation, the fees and expenses of the arbitrator, the cost of the record or transcripts thereof, if any, administrative fees, the attorneys' fees of the Parties, and all other fees and costs will be allocated to the Parties to the arbitration as determined by the arbitrator, except that the prevailing party in such arbitration will be entitled to recover its reasonable attorneys' fees and expenses. EACH PARTY HERETO

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                                               CONFIDENTIAL TREATMENT REQUESTED

HEREBY AGREES THAT THE ARBITRATION PROCEDURE PROVIDED IN THIS AGREEMENT WILL BE THE SOLE AND EXCLUSIVE METHOD OF RESOLVING ANY DISPUTES, CONTROVERSIES OR CLAIMS ARISING IN CONNECTION WITH, OR OUT OF THIS AGREEMENT, OR OTHERWISE BETWEEN THE PARTIES TO THIS AGREEMENT.

       10.8 REMEDIES. All rights and remedies under this Agreement are cumulative, may be exercised singularly or concurrently, and will not be deemed exclusive. The Parties agree that any breach of any confidentiality provision of ARTICLE 6 would cause irreparable harm to the non-breaching party for which monetary damages would be an inadequate remedy, and accordingly injunctive relief is an appropriate remedy to prevent any threatened or ongoing breach of any provision of ARTICLE 6.

       10.9 WAIVERS. The failure of either party to enforce any provision of this Agreement, unless waived in writing by such party, will not constitute a waiver of that party's right to enforce that provision or any other provision of this Agreement.

       10.10 ASSIGNMENTS. Each party may use subcontractors in the performance of its obligations under this Agreement provided that (i) such party remains responsible for the performance of such obligations and the actions and omissions of its subcontractors and (ii) Tecmar may not assign, delegate and/or subcontract any of its engineering and/or design tasks or duties pursuant to this Agreement, except as approved by the Development Program Manager. Neither party may assign or transfer this Agreement to a third party without the other party's prior written consent except in connection with a merger or sale of all or substantially all of such party's Next Generation Travan Drive or Other Future Drive business. Any attempted assignment or delegation in violation of the foregoing will be void. This Agreement will bind and inure to the benefit of the Parties' respective successors and permitted assigns.

       10.11 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, the remaining provisions will remain in full force and effect and the unenforceable provision will be considered modified to the extent necessary to render such provision enforceable under applicable law.

       10.12 CONSTRUCTION. Unless otherwise expressly stated, all references in this Agreement to "days" mean calendar days and every use of the word "including" means "including but not limited to". The headings given to Articles or Sections of this Agreement are for convenience only and are not to be given any weight or meaning when interpreting this Agreement. There are no intended third party beneficiaries of this Agreement. This Agreement may be executed in identical counterparts, each of which will be an original and which together will constitute the same instrument.

       10.13 ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement between the Parties and supersedes all previous written or oral communications or

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understandings between them relating to the subject matter of this Agreement.
Notwithstanding the foregoing, this Agreement does not amend, modify or alter in any way, and will have no effect on, the ASIC Supply Agreement previously executed by the Parties on June 1, 1999. This Agreement may be amended only in a writing signed by both Parties.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective
Date.


       OVERLAND DATA, INC.                     TECMAR TECHNOLOGIES, INC.

 By:   /s/ Scott McClendon             By:     /s/ Joseph R. Daiutolo

       Scott McClendon                         Joseph R. Daiutolo

       President & CEO                         President & CEO

       November 18, 1999                       November 18 , 1999



                   [SIGNATURE PAGE TO DEVELOPMENT, MANUFACTURING

                               AND LICENSE AGREEMENT]



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

                                   EXHIBIT A

                                  DEFINITIONS

The following definitions will apply to all of the Exhibits to this Agreement.

NS40
Travan cartridge drive with a 20 GB native capacity, using a VR(2)2 data channel, with a 2-rail head supporting read-while-write operation, and supporting ALDC hardware data compression. This drive is implemented with a VR(2)2 ASIC to be provided by Overland Data.

30GB
Travan cartridge drive with a 15 GB native capacity, using a VR(2) data channel, with a 1-rail head. This drive is implemented with a single-channel VR(2) ASIC specified and provided by Overland Data.

ALDC - Adaptive Lossless Data Compression
A specific data compression algorithm realized in hardware and defined in QIC-154.

DVT - Design Verification Testing
System level testing performed to insure the product meets specification; specifically transfer rate, capacity and error rate specifications.

ECC - Error Correction Code
A hardware module which corrects user data using a Reed-Solomon algorithm.

FPGA - Field Programmable Gate Array
A device with hardware which is configurable via downloadable code.   For
purposes of this Exhibit, FPGA refers to a Xilinx Vertex device.

VHDL - Very high-speed integrated circuit Hardware Description Language
A programming language used to describe the hardware functions to be implemented in an FPGA or ASIC.

DELIVERABLES

1)   NS40 and 30GB Drive Specifications

2) Schematics, mechanical drawings, and firmware required to specify, assemble, support and extend the NS40 and 30GB drives.

3) VHDL files for the FPGA device to perform read-while-write formatter, buffer management, ECC, motor control, and sensor monitoring functions.

4) 100 DVT drives, (a) 70 of 100 assembled as NS40 drives with dual-rail RWW (read-while-write) heads and with or without ALDC hardware compression devices, and (b) 30 of 100 assembled as 30GB drives with single-rail non read-while-write heads and no hardware compression. Both configurations use a common PCA, a common VR(2) channel pin-out, and a common FPGA device to implement formatter, buffer management, ECC, motor

                                   EXHIBIT A

     control, and sensor monitoring functions. Both configurations support an ATAPI host interface.

5) 300 Evaluation drives, (a) 250 of 300 assembled as NS40 drives, and (b) 50 of 300 assembled as 30GB drives. The configuration is as described in item 4.

6)   100 Evaluation drives, (a) 75 of 100 assembled as NS40 drives, and (b)
     25 of 100 assembled as 30GB drives. Both configurations use a common PCA, and a common Kawasaki ASIC for the formatter, buffer management, ECC, motor control, and sensor monitoring functions. The 30GB drives will use a single-channel VR(2) ASIC available from Overland Data. The NS40 drives will use a VR(2) channel implementation suitable for supporting NS40 and pin compatible with the single-channel VR(2) ASIC. Both configurations support an ATAPI host interface.

                                      EXHIBIT B

                                  PROJECT SCHEDULE

                                     MILESTONES

MILESTONE           TECMAR DELIVERABLE       OVERLAND DELIVERABLE
  DATE

***

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

                                      EXHIBIT C

                               OVERLAND PATENT RIGHTS


Patents for the Overland VR(2) recording technology:

1.   U.S. Patent Number  US571286301/27/1998
     Randomizing Encoder for Digital Data Storage

2.   U.S. Patent Number  US581551409/29/1998
     Variable Rate Bit Inserter for Digital Data Storage

3.   U.S. Patent Number  US593196808/03/1999
     Digital Data Recording Channel

4.   U.S. Patent Application Serial Number 09/134,243
     Partial Response Recording Channel

5.   U.S. Patent Application Serial Number 09/133,982
     Write Format for Digital Data Storage

6.   All pending and future international patents related to above U.S.
     patents

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

                                 EXHIBIT D


                            TECMAR PATENT RIGHTS


Patents for the Tecmar Travan NS20 Drive:

1.   U.S. Patent Application Serial Number 08/763,394
     Apparatus and Method for Detecting Read/Write Gap Failure and Switching to an Alternative Read/Write Gap.

2.   Patent Cooperation Treaty (PCT)  PCT/US97/22427
     Apparatus and Method for Detecting Read/Write Gap Failure and Switching to an Alternative Read/Write Gap.

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

                                   EXHIBIT E


                      TRAVAN NS40 VR(2) ASIC SPECIFICATION

                                      ***

                      TRAVAN 30GB VR(2) ASIC SPECIFICATION

                                      ***

                                  EXHIBIT F

              TECMAR DEVELOPMENT PROGRAM COSTS AND EXPENSES

Overland Data with reimburse Tecmar Technologies for other costs directly related to the engineering services provided by Tecmar Technologies pursuant to the Development Program. Directly-related project costs are expected to include the following:

1) Non-recurring engineering development costs including embedded operating system, ARM evaluation boards, compilers, debuggers, synthesizer for FPGA, simulator and router, and PCA layout.

2) NS40/30GB drive costs including DVT drives, evaluation drives using the FPGA device, and evaluation drives using the Kawasaki ASIC.

3)   Project-related travel costs.

4)   Other costs as approved by the Overland Project Manager.

Tecmar and Overland will follow the procedures set forth below for reimbursement of development materials and other directly related Project costs ("PROJECT COSTS").

1) Since Overland is the Project Manager for the Project, Overland and Tecmar agree that, as a general rule, Project Costs shall be primarily procured by Overland without Tecmar's direct involvement in the expenditure. Tecmar's Project Manager will communicate with the Overland Project Manager as to any needs they may require with regard to Project Costs. If the Overland Project Manager determines that such expenditure is justified, the Overland Project Manager will follow Overland's purchase requisition and order procedures in fulfilling the purchase request; and Overland will be responsible to the selected vendor for direct payment. If the materials or other items procured need to be used at Tecmar's Longmont, CO facility, Overland will ensure that the vendor is instructed with Tecmar's address as the ship to location.

2) It is anticipated that Tecmar will incur directly related Project Costs in the nature of travel for Project related meetings and other items (e.g., delivery charges for project-related documents and correspondence). For these items, Tecmar will prepare a purchase requisition describing the nature of the expenditure and the estimated cost. The purchase requisition will be forwarded to the Overland project manager, who will approve or deny such request within 5 business days of receipt. If the Overland project manager approves such purchase requisition, Overland agrees to reimburse Tecmar for the expense upon receipt of appropriate supporting documentation (see 3. Below).

3) Tecmar agrees to submit a monthly invoice to Overland by the 5th business day of the following month for approved directly related Project Costs incurred in the preceding month. Tecmar will provide Overland with a copy of the vendor invoice (or other such supporting document (e.g., employee expense report) and a copy of the purchase requisition approved by the Overland project manager. Overland agrees to pay the Tecmar invoice by the 15th business day.

                                      1